Defiance Next Gen Connectivity ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 99.4%
	Communication Services — 4.8%
604,143	AT&T, Inc.	$9,074,228
65,805	T-Mobile US, Inc. (a)	9,215,990
258,237	Verizon Communications, Inc.	8,369,461
		26,659,679
	Industrials — 1.3%
142,171	CSG Systems International, Inc.	7,267,782

	Information Technology — 88.9% (b)
517,002	A10 Networks, Inc.	7,770,540
226,843	Advanced Micro Devices, Inc. (a)	23,323,997
86,088	Akamai Technologies, Inc. (a)	9,171,816
94,772	Amdocs, Ltd.	8,007,286
89,344	Analog Devices, Inc.	15,643,241
160,852	Apple, Inc.	27,539,470
63,174	Arista Networks, Inc. (a)	11,619,594
33,734	Broadcom, Inc.	28,018,785
161,811	Calix, Inc. (a)	7,417,416
166,226	Ciena Corporation (a)	7,855,841
514,728	Cisco Systems, Inc.	27,671,776
226,679	Coherent Corporation (a)	7,398,803
174,749	CTS Corporation (c)	7,294,023
106,646	Datadog, Inc. – Class A (a)	9,714,384
129,266	Dell Technologies, Inc. - Class C	8,906,427
176,278	Dynatrace, Inc. (a)	8,237,471
293,955	Extreme Networks, Inc. (a)(c)	7,116,651
49,907	F5, Inc. (a)	8,042,014
529,418	Hewlett Packard Enterprise Company	9,195,991
607,972	Intel Corporation	21,613,405
93,106	InterDigital, Inc. (c)	7,470,825
280,617	Juniper Networks, Inc.	7,798,346
72,024	Keysight Technologies, Inc. (a)	9,529,495
464,715	Kyndryl Holdings, Inc. (a)	7,017,197
87,235	Lattice Semiconductor Corporation (a)	7,496,104
95,114	MACOM Technology Solutions Holdings, Inc. (a)(c)	7,759,400
195,397	Marvell Technology, Inc.	10,576,840
317,783	MaxLinear, Inc. (a)	7,070,672
137,622	National Instruments Corporation	8,205,024
109,483	NetApp, Inc.	8,307,570
272,640	NetScout Systems, Inc. (a)	7,639,373
93,793	New Relic, Inc. (a)	8,030,557
2,465,681	Nokia Corporation - ADR	9,221,647
62,518	NVIDIA Corporation	27,194,705
57,978	NXP Semiconductors NV	11,590,962
228,048	Oracle Corporation	24,154,844
78,901	Qorvo, Inc. (a)	7,532,678
173,341	QUALCOMM, Inc.	19,251,251
85,364	Skyworks Solutions, Inc.	8,416,037
1,755,523	Telefonaktiebolaget LM Ericsson - ADR (c)	8,531,842
43,083	Ubiquiti, Inc. (c)	6,259,960
759,275	Viavi Solutions, Inc. (a)	6,939,774
69,204	VMware, Inc. - Class A (a)	11,521,082
		499,075,116
	Real Estate — 4.4%
49,583	American Tower Corporation	8,153,924
89,158	Crown Castle, Inc.	8,205,211
11,495	Equinix, Inc.	8,348,359
		24,707,494
	TOTAL COMMON STOCKS (Cost $552,571,046)	557,710,071

Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 4.4%
24,916,622	Mount Vernon Liquid Assets Portfolio, LLC - 5.58% (d)(e)	24,916,622
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $24,916,622)	24,916,622

Shares	SHORT-TERM INVESTMENTS — 0.5%
2,996,242	First American Government Obligations Fund - Class X, 5.26% (d)	2,996,242
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,996,242)	2,996,242

	TOTAL INVESTMENTS (Cost $580,483,910) — 104.3%	585,622,935
	Liabilities in Excess of Other Assets — (4.3)%	(24,367,241)
	NET ASSETS — 100.0%	$561,255,694

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt. (a) Non-income producing security.
(b) To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c) All or a portion of this security is out on loan as of September 30, 2023. The total value of securities on loan is $24,340,576 or 4.3% of net assets.
(d) Rate shown is the annualized seven-day yield as of September 30, 2023.
(e) Privately offered liquidity fund.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Defiance Next Gen Connectivity ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stock	$557,710,071	$–	$–	$557,710,071
Investments Purchased with Proceeds from Securities Lending	–	24,916,622	–	24,916,622
Short-Term Investments	2,996,242	–	–	2,996,242
Total Investments in Securities	$560,706,313	$24,916,622	$–	$585,622,935

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.